Exhibit 99.2

                                  SUBSCRIPTION AGREEMENT



            Alliance Farms Cooperative Association
            c/o Farmland Industries, Inc.
            3315 North Oak Trafficway
            Department 47
            Kansas City, Missouri 64116
            Attention:  Wayne N. Snyder

            Gentlemen:

                 1.   Subscription.


                      a. The undersigned understands that Alliance Farms Cooperative Association, a Colorado cooperative association (the "Company"), may offer up to (i) an aggregate of 51 shares (the "Class A Shares") of its (Class
            A) Common Stock, $.01 par value, on a "best efforts, all-or-none" basis for not less than 17 Class A Shares (a "Minimum Class A Block"), and thereafter may continue to offer Class A Shares on such basis with respect to successive Minimum Class A Blocks until 51 Class A Shares have been issued and sold, (ii) an aggregate of 54 shares (the "Class B Shares") of its Class B Common Stock, $.01 par value, on a "best efforts, all-or-none" basis for not less than 18 Class B Shares (a "Minimum Class B Block"), and thereafter may continue to offer Class B Shares on such basis with respect to successive Minimum Class B Blocks until 54 Class B Shares have been issued and sold, and (iii) an aggregate of 72 shares (the "Class C Shares" and together with the Class A Shares and the Class B Shares, the "Shares") of its Class C Common Stock, $.01 par value, on a "best efforts, all-or-none" basis for not less than 24 Class C Shares (a "Minimum Class C Block"), and thereafter may continue to offer Class C Shares on such basis with respect to successive Minimum Class C Blocks until 72 Class C Shares have been issued and sold. The undersigned acknowledges and agrees that prior to the execution of this Subscription Agreement, the undersigned has received the Company's Prospectus dated ______________, 1998 for the Shares, which Prospectus contains the form of this Subscription Agreement.

                      b. The undersigned hereby subscribes for and agrees to purchase (i) ______ Class A Shares at a price of $80,000 per share, (ii) ______ Class B Shares at a price of $60,000 per share, and (iii) ______ Class C Shares at a price of $45,000 per share, pursuant to the terms and conditions of this Subscription Agreement (the "Subscription")<F1> The undersigned understands and agrees that in order to subscribe for any Shares, the following items must be delivered to the Company on or before 5:00 p.m. on January 7, 1999 (or by 5:00 p.m. on July 6,
            1999 if the termination of the offering is extended by the Company):

            [FN]
            One Class A Share, one Class B Share or one Class C Share is the minimum number of Shares for which an investor may subscribe, as described in the Prospectus.


                           (A)  two completed and executed copies of
                 this Subscription Agreement;

                           (B)  the undersigned's check, bank draft or
                 wire transfer (contact the Company for wire transfer instructions), payable to the order of "Alliance Farms Cooperative Association Escrow No. 465450" in an amount representing the aggregate purchase price of the Shares being subscribed for hereunder (which amount is equal to the sum of (i) the product obtained by multiplying the number of Class A Shares being subscribed for by $80,000 per Share, plus (ii) the product obtained by multiplying the number of Class B Shares being subscribed for by $60,000 per Share, plus (iii) the product obtained by multiplying the number of Class C Shares being subscribed for by $45,000 per Share);

                           (C) two completed and executed copies of the Pig Purchase Agreement in the form attached to the Prospectus as Exhibit B;<F2>
            [FN]
            Please do not date the Feeder Pig Purchase Agreement; the Company will date the Feeder Pig Purchase Agreement upon acceptance of subscriptions.

                           (D)  one executed stock power respecting the
                 Class A Shares, Class B Shares and Class C Shares, respectively, subscribed for by the undersigned hereunder in favor of the Company as contemplated by
                 Section 17 of the Pig Purchase Agreement.<F3>
            [FN]
            Please do not date the Weaned Pig Purchase Agreement; the Company will date the Weaned Pig Purchase Agreement upon acceptance of subscriptions.

            In addition, if the undersigned is a resident of Iowa, or otherwise is subscribing for Shares in Iowa, the undersigned may be required to deliver to the Company a completed and executed Potential Investor Questionnaire with respect to the representation and warranty made pursuant to Section 3.l below. The undersigned understands that pending the Company's acceptance of subscriptions for a Minimum Class A Block, a Minimum Class B Block or a Minimum Class C Block in this offering and the satisfaction of certain other conditions, all funds received by the Company in payment of the offering price for the Shares promptly will be deposited in an interest-bearing escrow account established at The Bank of New York (successor trustee to NationsBank, N. A.), New York, New York. Payment of the applicable offering price must be made payable to the order of "Alliance Farms Cooperative Association Escrow No. 465450", the escrow account established at such bank. Upon the Company's acceptance of subscriptions for a Minimum Class A Block of 17 Class A Shares, for a Minimum Class B Block of 18 Class B Shares or for a Minimum Class C Block of 24 Class C Shares, and the satisfaction of certain other conditions, all funds deposited in the escrow account with respect to such Shares, together with any interest earned thereon, will be paid to the Company. In the event that the Company does not issue

                                           A-4
            Shares for which funds have been deposited in the escrow account prior to the termination of the offering, such funds will be refunded to the respective subscribers, together with any interest earned thereon and without any deduction being made for expenses.

                      c.   The undersigned understands that this
            Subscription shall be irrevocable, except as otherwise provided by virtue of applicable federal and state securities laws, and shall survive the death or disability of the undersigned, in the case of an individual, or the dissolution or bankruptcy of the undersigned, in the case of an entity.

                 2.   Acceptance of Subscription.  The undersigned

            understands that if and to the extent this Subscription is not accepted by the Company, in whole or in part, prior to 5:00 p.m. on [JWA2]January 7, 1999 (or by 5:00 p.m. on July 6, 1999 if the termination date of the offering is extended by the Company), any amount so received by the Company will be returned to the undersigned. The undersigned acknowledges that the management of the Company reserves the right, in its sole and absolute discretion, to accept or reject this Subscription, in whole or in part, and that this Subscription shall not be binding unless and until accepted by the Company. The undersigned agrees that subscriptions need not be accepted in the order they are received.

                 3.   Representations, Warranties and Agreement.  The

            undersigned represents and warrants to the Company and its officers, directors, employees, agents and controlling persons, and agrees with such persons, as follows:

                      a.   The undersigned and his or her
                 representative, if any, have been furnished all additional information relating to the Company, its business and financial condition, the offering of the Shares and any other matter set forth in the Prospectus which they have requested.

                      b.   The undersigned agrees that the
                 certificates evidencing the Shares being purchased by the undersigned shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

                      Sale, transfer or hypothecation of the
                      shares represented by this certificate
                      is restricted by the provisions of the
                      Colorado cooperative association law and the Articles of Incorporation and Bylaws of Alliance Farms Cooperative
                      Association (the "Company"), a copy of
                      which provisions may be inspected at the principal offices of the Company, and all provisions of which are hereby incorporated by reference in this certificate.

                 The undersigned agrees that the Shares or any of them shall be sold, pledged, assigned,


                 hypothecated, or otherwise transferred (with or without consideration) (a "Transfer") only if such Transfer is permissible under the Colorado cooperative association law and the Company's Articles of Incorporation and Bylaws. The undersigned understands that the Company has not agreed to register the Shares for distribution in accordance with the provisions of certain applicable state securities law (the "State Acts"), that the Company is the only party who may register the Shares under certain State Acts and that the Company has not agreed to comply with any exemption under the State Acts for the resale of the Shares. The undersigned understands that there is and likely will be no market for the (Class A) Common Stock, Class B Common Stock or Class C Common Stock of the Company and that the undersigned therefore may be unable to sell or dispose of the Shares.

                      c.   The undersigned agrees that a stop
                 transfer order shall be placed on the transfer books maintained with respect to the Shares which gives effect to the restrictive legend set forth in Section 3.b.

                      d.   The undersigned understands that no
                 federal or state agency has passed upon the Shares or upon the accuracy or adequacy of the Prospectus, or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Shares. The undersigned understands that the Prospectus may not have been filed with or reviewed by certain state securities administrators.

                      e.   The undersigned is a producer of
                 agricultural products, an association of such producers, or a federation of such associations.

                      f.   If a natural person, the undersigned is
                 a citizen of the United States of America, is at least 21 years of age, and has the legal capacity to execute, deliver and perform this Agreement, and his or her principal residence is located within the state designated under his or her name below.

                      g.   If the undersigned is a corporation,
                 trust, partnership, or any other entity, such entity is authorized and otherwise duly qualified and empowered to execute and deliver this Subscription Agreement and thereupon shall become legally bound thereby, all necessary actions have been taken to authorize and approve the investment in the Shares, such entity was not formed for the purpose of making the investment in the Shares and such entity's principal place of business is located at the address set forth on the signature page hereof.

                      h.   The undersigned acknowledges and agrees

                                           A-8
                 that certain commissions as described in the Prospectus may be due and payable to certain selling agents or other representatives of the Company in connection with this Subscription.

                      i.   The undersigned acknowledges that the
                 Company may assign the Company's rights in and to the Pig Purchase Agreement executed by the undersigned and any and all other assets of the Company to any lender that may provide financing to the Company in connection with the construction of feeder or weaned pig production facilities or the operation thereof, or both, and the undersigned consents to any such assignment.

                      j.   If the undersigned is a resident of
                 Iowa, or otherwise is subscribing for Shares in Iowa, the undersigned certifies that the undersigned either (i) has a net worth, or joint net worth with the undersigned's spouse, in either case, exclusive of home, furnishings and automobiles ("Adjusted Net Worth") of at least $65,000 as of the date hereof, and an annual gross income of at least $65,000 for each of the undersigned's two most recent tax years; or
                 (ii) has Adjusted Net Worth of at least $250,000 as of the date hereof.

                 4. Taxpayer Identification Number. The undersigned agrees to complete, execute and return to the Company a Form W-9, "Payer's Request for Taxpayer Identification Number and Certification", concurrently with the delivery of the executed copy of this Subscription Agreement.<F4>
            [FN]
             A Form W-9 is attached hereto as Annex 2 for your
            convenience.
                 5. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, employees, shareholders and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including attorneys' fees) which any of them may incur by reason of the failure by the undersigned to fulfill any of the terms or conditions of this Subscription Agreement. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 5 shall survive the acceptance of this Subscription.

                 6.   No Waiver.  Notwithstanding any of the
            representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any of the rights granted to the undersigned under federal or state securities law.

                 7. Entire Agreement; Modification. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and neither this Subscription Agreement nor any provisions hereof shall be waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                 8.   Notices.  Any notice, demand or other
            communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be effective only if it is in writing and personally delivered or sent by certified or registered mail, return receipt requested, postage prepaid, or by a nationally recognized overnight delivery service, with delivery confirmed, addressed to: in the case of the Company: Alliance Farms Cooperative Association, c/o Farmland Industries, Inc., 3315 North Oak Trafficway, Department 47, Kansas City, Missouri 64116, Attention: Wayne N. Snyder, or at such other address as the Company shall so notify the undersigned pursuant hereto, and in the case of the undersigned at the address set forth on the signature page thereof or at such other address as the undersigned shall so notify the Company pursuant hereto. Any such notice, demand or other communication shall be deemed to have been given as of the date when so delivered.

                 9. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and the undersigned's respective heirs, executors, administrators, successors, legal representatives and assigns.

                 10. Type of Ownership. The Subscriber wishes to own the Shares as follows (mark one):

                 [ ]  Separate or individual property;

                 [ ] Joint tenants with right of survivorship (both parties must sign all required documents);


                 [ ] Community property (both parties must sign all required documents);

                 [ ] Trust (include name of trust, name of trustee, and include a copy of the trust instrument);

                 [ ] Corporation (include articles of incorporation, bylaws and certified corporate resolution authorizing the investment and signature);

                 [ ] Partnership (include a copy of the partnership agreement and a written consent of partners authorizing the investment and signature);


                 [ ]  Other (specify):
                           .

            (Note: Subscribers should seek the advice of their attorney in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership may have varying gift tax, estate tax, income tax and other consequences, depending on the state of the Subscriber's domicile and the Subscriber's particular personal circumstances.)

                 The name(s) in which the Shares are to be held is:





                 11.  Assignability.  The undersigned agrees not to

            transfer or assign this Subscription Agreement, or any of the undersigned's interest herein, and further agrees that the transfer or assignment of the Shares shall be made only in accordance with the terms and conditions of this Subscription Agreement, the Company's Articles of
            Incorporation and Bylaws, and all applicable laws.

                 12.  Applicable Law.  This Subscription Agreement shall

            be governed by and construed in accordance with the laws of the State of Colorado.

            [The remainder of this page intentionally has been left


            blank]


                 The undersigned hereby represents that the undersigned
            has read this Subscription Agreement in its entirety.

                 IN WITNESS WHEREOF, the undersigned has executed this
            Subscription Agreement this ___ day of _____________,
            199__,at _________________, ____________.
                                           (city)           (state)
            INDIVIDUALS SIGN HERE

            Note: If the Subscriber wishes to own the Shares with another person as joint tenants, or as community property, both individuals must sign this Subscription Agreement.

















                                           A-14


            Signature


            Name (please print)


            Social Security Number

            Principal Residence Address of Subscriber


            Street Address


            City and State      Zip Code

            Additional Individual (if any)



            Signature


            Name (please print)


            Social Security Number

            Principal Residence Address of Subscriber



            Street Address


            City and State      Zip Code

                 The undersigned hereby represents that the undersigned
            has read this Subscription Agreement in its entirety.

                 IN WITNESS WHEREOF, the undersigned has executed this
            Subscription Agreement this ___ day of _____________, 199__, at _________________, .
                                                   (city)
            (state)



















            ORGANIZATIONS SIGN HERE

            Note:  If signed on behalf
            of a corporation, please
            submit the corporation's         Printed Name of
            articles of incorporation,       Organization
            bylaws, and certified
            corporate resolution
            authorizing the investment       By:
            and signature.  If signed           Signature
            on behalf of a partnership,
            please submit a copy of the
            partnership agreement and a      Printed Name and Title
            written consent of partners
            authorizing the investment
            and signature.  If signed        By:
            on behalf of a trust,               (Additional signature
            please submit the name of        if required by
            the trust, name of the              governing instrument)
            trustee, and a copy of the
            trust instrument.

                                             Printed Name and Title


                                             Federal Taxpayer
                                             Identification Number

                                             Address of Principal Place
                                             of Business:





            Street Address



            City and State      Zip
            Code



            Country (if other than
            U.S.A.)





















































            ALLIANCE FARMS COOPERATIVE ASSOCIATION hereby
            [accepts][rejects] the above Subscription on this _____ day of _____________, 199__, at Yuma, Colorado.


                                          ALLIANCE FARMS COOPERATIVE
                                          ASSOCIATION


                                          By:
                                               Name:
                                               Title:


                                             ANNEX 1

                                       STOCK POWER


            FOR VALUE RECEIVED,                           hereby sell,
            assign and transfer unto

            (__________) Shares of the Class __ Common Capital Stock of the Alliance Farms Cooperative Association standing in its name on the books of said association represented by
            Certificate No.           herewith and do hereby irrevocably
            constitute and appoint
            attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
            Dated                19


            In the Presence of





                                       ANNEX 2


            Form  W-9
            (Rev. March 1994)
            Department of the Treasury
            Internal Revenue Service

            Request for Taxpayer
            Identification Number and Certification
            Give form to the requester.  Do NOT send to the IRS.
            Please print or type:

            Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions on page 2 if your name has changed.)


            Business name (Sole proprietors see instructions on page 2.

            Please check appropriate box:    [   ]  Individual/Sole
            proprietor     [  ]  Corporation
            [   ]  Partnership[  ]  Other

            Address (number, street, and apt. or suite no.)
            Requester's name and address
            (optional)

            City, state and ZIP code


            Part I         Taxpayer Identification Number (TIN)
            List account numbers(s) here
            (optional)

            Enter your TIN in the appropriate box. For Social security number individuals, this is your social security number
            (SSN). For sole proprietors, see the instructions on page 2. For other entities, it is your employer identification number (EIN). IF you do not have a number, How To Get a TIN below.

            Note: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.

            Part II   For Payees Exempt
            From Backup Withholding (See, see Part II Instructions on page 2)

                 OR
                 Employer identification
                                ____ - _____________   >

            Part III  Certification


            Under penalties of perjury, I certify that:

            1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

            2. I am not subject to backup withholding because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (d) the IRS has notified me that I am no longer subject to backup withholding.

            Certification Instructions.--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see Part III Instructions on page 2.)


            Sign
            Here     Signature >               Date >


            Section references are to the Internal Revenue Code.

            Purpose of Form.--A person who is required to file an information return with the IRS must get your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

            Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

            What Is Backup Withholding?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

            If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

                 1.   You do not furnish your TIN to the requestor, or

                 2. The IRS tells the requester that you furnished an incorrect TIN, or

                 3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or


                                           A-26
                 4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

                 5. You do not certify your TIN. See the Part III instructions for exceptions.

                 Certain payees and payments are exempt from backup
            withholding and information reporting. See the Part II instructions and the separate Instructions for the Requester of Form W-9.

                 How to Get a TIN.--If you do not have a TIN, apply for
            one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

                 If you do not have a TIN, write "Applied For" in the
            space for the TIN in Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

            Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

                 As soon as you receive your TIN, complete another Form
            W-9, include your TIN, sign and date the form, and give it to the requester.

            Penalties

            Failure to Furnish TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

            Civil Penalty for False Information With Respect to
            Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

            Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

            Misuse of TINs.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

            Specific Instructions

            Name.--If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

                 Sole Proprietor.--You must enter your individual name.
            (Enter either your SSN or EIN in Part I.)   You may also
            enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

            Part I--Taxpayer Identification Number (TIN)

            You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on this page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How To Get a TIN on page 1.

            Part II--For Payees Exempt From Backup Withholding

            Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see the separate Instructions for the Requestor of Form W-9.

                 If you are exempt from backup withholding, you should
            still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

            Part III--Certification

            For a joint account, only the person whose TIN is shown in
            Part I should sign.

                 1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You must give your correct TIN, but you do not have to sign the certification.

                 2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

                 3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

                 4. Other Payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

                 5. Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You must give your correct TIN, but you do not have to sign the certification.


            Privacy Act Notice

            Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

            What Name and Number To Give the Requester

            For this type of account
                                               Give name and SSN of:




            1. Individual                                The individual

            2. Two or more individuals
             (joint account)                             The actual
                                                         owner of the account
                                                         or,
                                                         if combined funds, the
                                                         first individual on the
                                                         account(1)

            3. Custodian account of a minor (Uniform      The minor(2)
               Gift to Minors Act)

            4. a.The usual revocable savings (grantor    The grantor-tustee(1)
                 is also trustee)
               b.So-called trust account that is not a   The actual owner(1)
                 legal or valid trust under state law

            5. Sole proprietorship                        The owner(3)


            For this type of account:                     Give name and EIN of:

            6. Sole proprietorship                        The owner(3)

            7. A valid trust, estate, or pension trust    Legal entity(4)
            8. Corporate                                  The corporation

            9. Association, club, religious, charitable,
               educational, or other tax-exempt
               organization                                The organization


            10.  Partnership                               The partnership

            11.  A broker or registered nominee            The broker or
            nominee

            12.  Account with the Department of             The public
               Agriculture entity in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

            (1) List first and circle the name of the person whose number you furnish.

            (2)  Circle the minor's name and furnish the minor's SSN.

            (3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

            (4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

            Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.